This is filed pursuant to Rule 497(e).
File Nos. 33-49530 and 811-6730.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


------------
Growth Funds
------------


The AllianceBernstein Growth Funds
-------------------------------------------------------------------------------
RETIREMENT SHARES PROSPECTUS--March 1, 2005
(as amended May 16, 2005)
-------------------------------------------------------------------------------

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Domestic Growth Funds
o  AllianceBernstein Large Cap Growth Fund
o  AllianceBernstein Growth Fund
o  AllianceBernstein Mid-Cap Growth Fund
o  AllianceBernstein Small Cap Growth Portfolio

Global Growth Funds
o  AllianceBernstein Global Technology Fund
o  AllianceBernstein Global Health Care Fund
o  AllianceBernstein Global Research Growth Fund
o  AllianceBernstein International Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


2


TABLE OF CONTENTS
                                                                          Page
RISK/RETURN SUMMARY                                                          3
Domestic Growth Funds                                                        4
Global Growth Funds                                                          9
Summary of Principal Risks                                                  13
Principal Risks by Fund                                                     14
FEES AND EXPENSES OF THE FUNDS                                              15
INVESTING IN THE FUNDS                                                      19
How To Buy Shares                                                           19
The Different Share Class Expenses                                          19
Distribution Arrangements For Group Retirement Plans                        20
Payments To Financial Intermediaries                                        20
How To Exchange Shares                                                      21
How To Sell or Redeem Shares                                                21
Frequent Purchases and Redemptions of Fund Shares                           21
How The Funds Value Their Shares                                            23
GLOSSARY                                                                    23
DESCRIPTION OF THE FUNDS                                                    24
Investment Objectives and Principal Policies                                25
Description of Additional Investment Practices                              30
Additional Risk Considerations                                              38
MANAGEMENT OF THE FUNDS                                                     39
DIVIDENDS, DISTRIBUTIONS AND TAXES                                          45
GENERAL INFORMATION                                                         46
FINANCIAL HIGHLIGHTS                                                        47

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.


3


DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Large Cap Growth Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective December 15, 2004, the Fund is changing its name to reflect this investment strategy and adopting a policy that, under normal circumstances, it will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000R Growth Index. While the market capitalizations of companies in the Russell 1000R Growth Index ranged from $525 million to almost $354 billion as of September 30, 2004, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Fund invests in about 40-60 companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.


4


AllianceBernstein Large Cap Growth Fund (continued)
-------------------------------------------------------------------------------
The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5            10
                                            Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                      3.58%       -12.13%         9.33%
Class R                                      7.95%       -11.55%         8.81%
Class K                                      8.23%       -11.32%         9.86%
Class I                                      8.51%       -11.09%        10.14%

Russell 1000     (reflects no deduction
Growth           for fees, expenses,
Index            or taxes)                   6.30%        -9.29%         9.59%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

  46.87    24.14    32.67    49.31    28.98   -19.87   -23.92   -32.38    22.71     8.19
------------------------------------------------------------------------------------------
   95       96       97       98       99       00       01       02       03        04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.


5


AllianceBernstein Growth Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5            10
                                            Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                     10.15%        -8.18%         7.85%
Class R                                     14.79%        -7.56%         8.11%
Class K                                     15.07%        -7.32%         8.38%
Class I                                     15.38%        -7.10%         8.65%

Russell 3000     (reflects no deduction
Growth           for fees, expenses,
Index            or taxes)                   6.93%        -8.87%         9.30%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

  29.49    23.20    27.09    28.17    25.59   -18.47   -24.49   -28.63    34.88    15.03
------------------------------------------------------------------------------------------
   95        96       97       98       99       00       01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.85%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.


6


AllianceBernstein Mid-Cap Growth Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell MidcapR Growth Index. The market capitalizations of companies in the Russell MidcapR Growth Index ranged from $525 million to $14.7 billion as of September 30, 2004. The capitalization range of companies in the Russell MidcapR Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.

The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5            10
                                            Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                     14.21%        -2.56%         9.45%
Class R                                     18.99%        -1.91%         9.70%
Class K                                     19.29%        -1.66%         9.98%
Class I                                     19.59%        -1.42%        10.25%

Russell          (reflects no deduction
Mid-Cap          for fees, expenses,
Growth Index     or taxes)                  15.48%        -3.36%        11.23%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

  34.84    17.54    36.01   -2.72    33.90   -15.88   -18.09   -32.72    65.96    19.23
------------------------------------------------------------------------------------------
   95        96      97       98      99       00       01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.


7


AllianceBernstein Small Cap Growth Portfolio
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5            10
                                            Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                      9.10%        -2.55%         8.08%
Class R                                     13.72%        -1.90%         8.33%
Class K                                     14.00%        -1.66%         8.60%
Class I                                     14.29%        -1.41%         8.87%

Russell          (reflects no deduction
2000             for fees, expenses,
Growth Index     or taxes)                  14.31%        -3.57%         7.12%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

  47.64    32.62    17.24    -4.56    12.96   -7.61   -13.64   -31.84    48.09    13.95
------------------------------------------------------------------------------------------
   95       96       97       98       99       00       01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.


8


GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their growth potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. The Fund also may invest in debt securities.

Effective December 15, 2004, the Fund will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

Among the principal risks of investing in the Fund are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt securities, your investment has interest rate risk and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5            10
                                            Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                      0.47%       -14.62%         8.75%
Class R                                      4.75%       -14.01%         9.01%
Class K                                      5.00%       -13.88%         9.28%
Class I                                      5.26%       -13.63%         9.55%

NASDAQ           (reflects no
Composite        deduction for
Index            fees, expenses,
                 or taxes)                   8.59%       -11.77%        11.21%

Goldman          (reflects no
Sachs            deduction for
Technology       fees, expenses,
Index            or taxes)                   2.67%       -15.90%          N/A

MSCI World       (reflects no
Information      deduction for
Technology       fees, expenses,
Index            or taxes)                   2.48%       -17.47%        10.35%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R shares: 11/3/03 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

  45.80    19.41    4.54    63.14    71.78   -24.62   -25.88   -42.95    41.67    4.93
------------------------------------------------------------------------------------------
   95       96       97       98       99      00       01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.


9


AllianceBernstein Global Health Care Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in a global portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

Effective December 15, 2004, the Fund will no longer be prohibited from investing more than 40% of its total assets in foreign securities. After that date, the Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may thereafter invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to Health Care Industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                               1             5         Since
                                            Year**       Years**   Inception**
-------------------------------------------------------------------------------
Class A                                      1.73%         1.99%         2.42%
Class R                                      6.00%         2.68%         3.05%
Class K                                      6.26%         2.94%         3.30%
Class I                                      6.53%         3.20%         3.56%

S&P 500          (reflects no deduction for
Index            fees, expenses, or taxes)  10.87%        -2.30%        -0.10%

S&P              (reflects no deduction for
Healthcare       fees, expenses or taxes)
Composite                                    1.68%         2.67%         1.33%

MSCI World
Healthcare
Index                                        6.40%         3.03%         2.19%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception date for Class A shares: 8/27/99 and for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   N/A      N/A      N/A      N/A      N/A     31.44    -17.56    -17.24    21.05    6.22
------------------------------------------------------------------------------------------
   95       96       97       98       99       00        01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.


10


AllianceBernstein Global Research Growth Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A senior industry analyst for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                                        1              Since
                                                     Year**         Inception**
-------------------------------------------------------------------------------
Class A                                               7.50%            17.12%
Class R                                              12.00%            18.95%
Class K                                              12.30%            19.26%
Class I                                              12.59%            19.56%

MSCI World       (reflects no deduction
Index            for fees, expenses,
                 or taxes)                           15.25%            17.67%

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 07/22/02, for Class R shares: 09/01/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

   N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A     34.28     12.25
------------------------------------------------------------------------------------------
   95       96       97       98       99       00       01       02       03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.


11


AllianceBernstein International Growth Fund
-------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. Typically, these companies are leaders in their industry, with optimistic business models, experienced management teams, and above-average earnings growth prospects.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), none of which may be the United States.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2004)

                                              1             5            10
                                           Year**       Years**       Years**
-------------------------------------------------------------------------------
Class A                                    18.62%        -0.32%         9.38%
Class R                                    23.61%         0.34%         9.63%
Class K                                    23.92%         0.60%         9.90%
Class I                                    24.22%         0.85%        10.18%

MSCI World       (reflects no deduction
Index            for fees, expenses,
(minus           or taxes)                 20.84%        -0.43%         6.27%
the U.S.)

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown.

  4.91    23.14    13.18     8.92    56.33    -25.33    -18.13    -6.22    44.72    23.85
------------------------------------------------------------------------------------------
   95       96       97       98       99       00        01        02       03      04

Calendar Year End

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.


12



SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Global Technology Fund and AllianceBernstein Global Health Care Fund. This risk may be greater for AllianceBernstein Global Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. AllianceBernstein Small Cap Growth Portolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund and AllianceBernstein Global Research Growth Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest a substantial portion of their assets in fixed-income securities. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Large Cap Growth Fund that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


13


ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others.
AllianceBernstein Global Research Growth Fund is particularly subject to this risk.

PRINCIPAL RISKS BY FUND
-------------------------------------------------------------------------------
The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                               Industry/ Capital-  Interest                            Manage-  Focused
                      Market    Sector   ization     Rate   Credit  Foreign  Currency   ment   Portfolio  Allocation
Fund                   Risk      Risk     Risk       Risk    Risk     Risk     Risk     Risk      Risk       Risk
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Large Cap
Growth Fund               o                                                               o         o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Growth Fund               o                 o         o        o        o        o        o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Mid-Cap
Growth Fund               o                 o                                             o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap
Growth Fund               o                 o                                             o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global
Technology Fund           o        o        o                          o        o         o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global
Health Care Fund          o        o        o                          o        o         o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global
Research
Growth Fund               o        o        o                          o        o         o                   o
----------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International
Growth Fund               o                                            o        o         o
----------------------------------------------------------------------------------------------------------------------


14


FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                        Class A          Class R        Class K        Class I
                                                         Shares           Shares         Shares         Shares
                                                      ------------     ------------   ------------   ------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)            None(a)            None           None           None

Maximum Deferred Sales Charge (Load)                       None             None           None           None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                               None             None           None           None

(a) In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES
The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                 Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Large Cap Growth
Fund                            Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .70%       .70%       .70%       .70%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%      None
Other expenses
  Transfer agent                  .40%       .26%(a)    .20%(b)    .12%(b)
  Other expenses                  .07%       .06%       .07%       .07%

Total other expenses              .47%       .32%(a)    .27%(c)    .19%(c)

Total fund operating
  expenses (d)                   1.47%      1.52%(c)   1.22%(c)    .89%(c)

                                        Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  568     $  155     $  124     $   91
After 3 years                  $  870     $  480     $  387     $  284
After 5 years                  $1,194     $  829     $  670     $  493
After 10 years                 $2,108     $1,813     $1,477     $1,096


                                 Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Growth Fund                     Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%        None
Other expenses
  Transfer agent                  .37%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                  .10%       .10%       .10%       .10%

Total other expenses              .47%       .36%(c)    .30%(c)    .22%(c)

Total fund operating
  expenses (d)                   1.52%      1.61%(c)   1.30%(c)    .97%(c)

                                        Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  573     $  164     $  132     $   99
After 3 years                  $  885     $  508     $  412     $  309
After 5 years                  $1,219     $  876     $  713     $  536
After 10 years                 $2,160     $1,911     $1,568     $1,190


                                 Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Mid-Cap Growth
Fund                            Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .71%       .71%       .71%       .71%
Distribution and/or
  service (12b-1) fees            .22%       .50%       .25%      None
Other expenses
  Transfer agent                  .22%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                  .11%       .11%       .11%       .11%

Total other expenses              .33%       .37%(c)    .31%(c)    .23%(c)

Total fund operating
  expenses                       1.26%      1.58%(c)   1.27%(c)    .94%(c)

                                        Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  548     $  161     $  129     $   96
After 3 years                  $  808     $  499     $  403     $  300
After 5 years                  $1,087     $  860     $  697     $  520
After 10 years                 $1,883     $1,878     $1,534     $1,155


                               Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Small Cap Growth
Portfolio                       Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .27%       .50%       .25%        None
Other expenses
  Transfer agent                  .53%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                  .22%       .22%       .22%       .22%

Total other expenses              .75%       .48%(c)    .42%(c)    .34%(c)

Total fund operating
  expenses (d)                   1.77%      1.73%(c)   1.42%(c)   1.09%(c)

                                    Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  597     $  176     $  145     $  111
After 3 years                  $  959     $  545     $  449     $  347
After 5 years                  $1,344     $  939     $  776     $  601
After 10 years                 $2,420     $2,041     $1,702     $1,329


Please refer to the footnotes on page 16.


15


                               Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Global Technology
Fund                            Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%        None
Other expenses
  Transfer agent                  .43%       .26%(a)    .20%(b)    .12%(b)
  Other expenses                  .11%       .11%       .11%       .11%

Total other expenses              .54%       .37%(a)    .31%(c)    .23%(c)

Total fund operating
  expenses (d)                   1.59%      1.62%(c)   1.31%(c)    .98%(c)

                                    Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  580     $  165     $  133     $  100
After 3 years                  $  906     $  511     $  415     $  312
After 5 years                  $1,254     $  881     $  718     $  542
After 10 years                 $2,234     $1,922     $1,579     $1,201


                               Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Global Health Care
Fund                            Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%        None
Other expenses
  Transfer agent                  .42%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                  .26%       .26%       .26%       .26%

Total other expenses              .68%       .52%(c)    .46%(c)    .38%(c)

Total fund operating
  expenses (d)                   1.73%      1.77%(c)   1.46%(c)   1.13%(c)

                                    Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  593     $  180     $  149     $  115
After 3 years                  $  947     $  557     $  462     $  359
After 5 years                  $1,324     $  959     $  797     $  622
After 10 years                 $2,379     $2,084     $1,746     $1,375


                               Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
Global Research
Growth Fund                     Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%        None
Other expenses
  Transfer agent                  .26%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                 6.12%      6.12%      6.12%      6.12%

Total other expenses             6.38%      6.38%(c)   6.32%(c)   6.24%(c)

Total fund operating
  expenses (d)                   7.43%      7.63%(c)   7.32%(c)   6.99%(c)

Waiver and/or expense
  reimbursement (g)             (5.93)%    (5.93)%    (5.87)%    (5.79)%
Net expenses                     1.50%      1.70%      1.45%      1.20%

                                    Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  571     $  173     $  148     $  122
After 3 years (f)              $2,008     $1,708     $1,629     $1,545
After 5 years (f)              $3,376     $3,163     $3,042     $2,911
After 10 years(f)              $6,516     $6,480     $6,297     $6,096


                               Operating Expenses
-------------------------------------------------------------------------------
AllianceBernstein
International
Growth Fund                     Class A    Class R    Class K    Class I
                                -------   --------   --------   --------
Management fees                   .75%       .75%       .75%       .75%
Distribution and/or
  service (12b-1) fees            .30%       .50%       .25%        None
Other expenses
  Transfer agent                  .31%       .26%(e)    .20%(e)    .12%(e)
  Other expenses                  .43%       .43%       .43%       .43%

Total other expenses              .74%       .69%(c)    .63%(c)    .55%(c)

Total fund operating
  expenses (d)                   1.79%      1.94%(c)   1.63%(c)   1.30%(c)

Waiver and/or expense
  reimbursement (h)              (.14)%     (.14)%     (.14)%     (.14)%
Net expenses                     1.65%      1.80%      1.49%      1.16%

                                    Examples
-------------------------------------------------------------------------------
                              Class A    Class R    Class K    Class I
                              -------   --------   --------   --------
After 1 year                   $  586    $  183     $  152     $  118
After 3 years                  $  951    $  596     $  501     $  398
After 5 years                  $1,341    $1,034     $  873     $  699
After 10 years                 $2,430    $2,253     $1,921     $1,555


(a) The transfer agent fees for Class R shares are estimated for the current fiscal year to reflect a change in the amount of the fees. Effective March 1, 2005, the transfer agent fee payable as a percentage of net assets is 0.06%. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%. Total other operating expenses for the fiscal year ended July 31, 2004 for AllianceBernstein Large Cap Growth Fund and AllianceBernstein Global Technology Fund were .46% and .50%, respectively.

(b) The transfer agent fee payable as a percentage of net assets is 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.15% for Class K shares and 0.10% for Class I shares.

(c)  Based on estimated amounts for the current fiscal year.

(d) Expense information has been restated to reflect a reduction in advisory fees effective September 7, 2004.

(e) The transfer agent fee payable as a percentage of net assets is 0.06% for Class R shares, 0.05% for Class K shares and 0.02% for Class I shares. The transfer agent fees also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20% for Class R shares, 0.15% for Class K shares and 0.10% for Class I shares.

(f) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

(g) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.50% for Class A shares, 1.70% for Class R shares, 1.45% for Class K shares and 1.20% for Class I shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(h) Restated to reflect Alliance's contractual waiver effective May 16, 2005, of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's fiscal year ending July 31, 2006 and may be extended by Alliance for additional one year terms.


16


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. The chart does not take into account any CDSC. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Large Cap Growth Fund
                                                         Hypothetical
                           Hypothetical                    Expenses      Hypothetical
           Hypothetical    Performance    Investment   (Current Expense     Ending
Year         Investment     Earnings     After Returns  Ratio = 1.47%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $154.35      $10,345.65
2            $10,345.65        $517.28     $10,862.93        $159.69      $10,703.25
3            $10,703.25        $535.16     $11,238.41        $165.20      $11,073.21
4            $11,073.21        $553.66     $11,626.87        $170.91      $11,455.95
5            $11,455.95        $572.80     $12,028.75        $176.82      $11,851.93
6            $11,851.93        $592.60     $12,444.52        $182.93      $12,261.59
7            $12,261.59        $613.08     $12,874.67        $189.26      $12,685.41
8            $12,685.41        $634.27     $13,319.68        $195.80      $13,123.88
9            $13,123.88        $656.19     $13,780.07        $202.57      $13,577.51
10           $13,577.51        $678.88     $14,256.38        $209.57      $14,046.81
Cumulative                   $5,853.92                     $1,807.10


AllianceBernstein Growth Fund
                                                         Hypothetical
                           Hypothetical                    Expenses      Hypothetical
           Hypothetical    Performance    Investment   (Current Expense     Ending
Year         Investment     Earnings     After Returns  Ratio = 1.52%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $159.60      $10,340.40
2            $10,340.40        $517.02     $10,857.42        $165.03      $10,692.39
3            $10,692.39        $534.62     $11,227.01        $170.65      $11,056.36
4            $11,056.36        $552.82     $11,609.17        $176.46      $11,432.71
5            $11,432.71        $571.64     $12,004.35        $182.47      $11,821.88
6            $11,821.88        $591.09     $12,412.98        $188.68      $12,224.30
7            $12,224.30        $611.22     $12,835.52        $195.10      $12,640.42
8            $12,640.42        $632.02     $13,272.44        $201.74      $13,070.70
9            $13,070.70        $653.53     $13,724.23        $208.61      $13,515.62
10           $13,515.62        $675.78     $14,191.40        $215.71      $13,975.69
Cumulative                   $5,839.74                     $1,864.04


AllianceBernstein Mid-Cap Growth Fund
                                                         Hypothetical
                           Hypothetical                    Expenses      Hypothetical
           Hypothetical    Performance    Investment   (Current Expense     Ending
Year         Investment     Earnings     After Returns  Ratio = 1.26%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $132.30      $10,367.70
2            $10,367.70        $518.39     $10,886.09        $137.16      $10,748.92
3            $10,748.92        $537.45     $11,286.37        $142.21      $11,144.16
4            $11,144.16        $557.21     $11,701.37        $147.44      $11,553.93
5            $11,553.93        $577.70     $12,131.63        $152.86      $11,978.77
6            $11,978.77        $598.94     $12,577.71        $158.48      $12,419.23
7            $12,419.23        $620.96     $13,040.19        $164.31      $12,875.88
8            $12,875.88        $643.79     $13,519.68        $170.35      $13,349.33
9            $13,349.33        $667.47     $14,016.79        $176.61      $13,840.18
10           $13,840.18        $692.01     $14,532.19        $183.11      $14,349.09
Cumulative                   $5,913.90                     $1,564.82


AllianceBernstein Small Cap Growth Portfolio
                                                         Hypothetical
                            Hypothetical                  Expenses       Hypothetical
            Hypothetical    Performance    Investment  (Current Expense     Ending
Year         Investment       Earnings   After Returns   Ratio = 1.77%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $185.85      $10,314.15
2            $10,314.15        $515.71     $10,829.86        $191.69      $10,638.17
3            $10,638.17        $531.91     $11,170.08        $197.71      $10,972.37
4            $10,972.37        $548.62     $11,520.99        $203.92      $11,317.06
5            $11,317.06        $565.85     $11,882.92        $210.33      $11,672.59
6            $11,672.59        $583.63     $12,256.22        $216.94      $12,039.28
7            $12,039.28        $601.96     $12,641.25        $223.75      $12,417.50
8            $12,417.50        $620.87     $13,038.37        $230.78      $12,807.59
9            $12,807.59        $640.38     $13,447.97        $238.03      $13,209.94
10           $13,209.94        $660.50     $13,870.44        $245.51      $13,624.93
Cumulative                   $5,769.43                     $2,144.50


17



AllianceBernstein Global Technology Fund
                                                          Hypothetical
                            Hypothetical                   Expenses      Hypothetical
            Hypothetical    Performance   Investment   (Current Expense     Ending
Year         Investment       Earnings   After Returns   Ratio = 1.59%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $166.95      $10,333.05
2            $10,333.05        $516.65     $10,849.70        $172.51      $10,677.19
3            $10,677.19        $533.86     $11,211.05        $178.26      $11,032.80
4            $11,032.80        $551.64     $11,584.44        $184.19      $11,400.24
5            $11,400.24        $570.01     $11,970.26        $190.33      $11,779.93
6            $11,779.93        $589.00     $12,368.92        $196.67      $12,172.26
7            $12,172.26        $608.61     $12,780.87        $203.22      $12,577.66
8            $12,577.66        $628.88     $13,206.54        $209.98      $12,996.55
9            $12,996.55        $649.83     $13,646.38        $216.98      $13,429.41
10           $13,429.41        $671.47     $14,100.88        $224.20      $13,876.67
Cumulative                   $5,819.95                     $1,943.28


AllianceBernstein Global Health Care Fund
                                                         Hypothetical
                            Hypothetical                   Expenses      Hypothetical
            Hypothetical    Performance   Investment   (Current Expense      Ending
Year         Investment       Earnings   After Returns   Ratio = 1.73%)    Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $181.65      $10,318.35
2            $10,318.35        $515.92     $10,834.27        $187.43      $10,646.83
3            $10,646.83        $532.34     $11,179.18        $193.40      $10,985.78
4            $10,985.78        $549.29     $11,535.07        $199.56      $11,335.51
5            $11,335.51        $566.78     $11,902.28        $205.91      $11,696.37
6            $11,696.37        $584.82     $12,281.19        $212.46      $12,068.73
7            $12,068.73        $603.44     $12,672.17        $219.23      $12,452.94
8            $12,452.94        $622.65     $13,075.58        $226.21      $12,849.38
9            $12,849.38        $642.47     $13,491.84        $233.41      $13,258.44
10           $13,258.44        $662.92     $13,921.36        $240.84      $13,680.52
Cumulative                   $5,780.62                     $2,100.10


AllianceBernstein Global Research Growth Fund
                                                         Hypothetical
                           Hypothetical                     Expenses     Hypothetical
           Hypothetical    Performance     Investment   (Current Expense    Ending
Year         Investment       Earnings    After Returns   Ratio = 1.50%)  Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $157.50      $10,342.50
2            $10,342.50        $517.13     $10,859.63        $162.89      $10,696.73
3            $10,696.73        $534.84     $11,231.57        $168.47      $11,063.09
4            $11,063.09        $553.15     $11,616.25        $174.24      $11,442.00
5            $11,442.00        $572.10     $12,014.10        $180.21      $11,833.89
6            $11,833.89        $591.69     $12,425.59        $186.38      $12,239.20
7            $12,239.20        $611.96     $12,851.16        $192.77      $12,658.40
8            $12,658.40        $632.92     $13,291.32        $199.37      $13,091.95
9            $13,091.95        $654.60     $13,746.54        $206.20      $13,540.35
10           $13,540.35        $677.02     $14,217.36        $213.26      $14,004.10
Cumulative                   $5,845.41                     $1,841.30


AllianceBernstein International Growth Fund
                                                         Hypothetical
                           Hypothetical                     Expenses     Hypothetical
           Hypothetical    Performance     Investment   (Current Expense    Ending
Year        Investment       Earnings     After Returns   Ratio = 1.65%)  Investment
-----      -------------  -------------  -------------  -------------   -------------
1            $10,000.00        $500.00     $10,500.00        $173.25      $10,326.75
2            $10,326.75        $516.34     $10,843.09        $178.91      $10,664.18
3            $10,664.18        $533.21     $11,197.39        $184.76      $11,012.63
4            $11,012.63        $550.63     $11,563.26        $190.79      $11,372.47
5            $11,372.47        $568.62     $11,941.09        $197.03      $11,744.06
6            $11,744.06        $587.20     $12,331.26        $203.47      $12,127.80
7            $12,127.80        $606.39     $12,734.19        $210.11      $12,524.07
8            $12,524.07        $626.20     $13,150.28        $216.98      $12,933.30
9            $12,933.30        $646.66     $13,579.96        $224.07      $13,355.89
10           $13,355.89        $667.79     $14,023.69        $231.39      $13,792.30
Cumulative                   $5,803.06                     $2,010.76


18


INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates.

Class A, Class R, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

A Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

-------------------------------------------------------------------------------
What is a Rule 12b-1 Fee?

A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
-------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                  Distribution and/or Service
                                    (Rule 12b-1) Fee (as a
                                   Percentage of Aggregate
                                  Average Daily Net Assets)
                                  ----------------------------
Class A                                      .30%*
Class R                                      .50%
Class K                                      .25%
Class I                                      None

* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is ..50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and I shares have a lower expense ratio and may have a higher NAV (and returns)


19


than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1% CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares

Class R, Class K, and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

-------------------------------------------------------------------------------
What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
-------------------------------------------------------------------------------

In the case of Class A shares, the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

-------------------------------------------------------------------------------
Your financial intermediary receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-  12b-1 fees
-  additional distribution support
-  defrayal of costs for educational seminars and training
- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
-------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein


20


Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Prospectus.

-------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
-------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

                    A.G. Edwards
                    AIG Advisor Group
                    American Express Financial Advisors
                    AXA Advisors
                    Bank One Securities Corp.
                    BNY Investment Center
                    Charles Schwab
                    Chase Investment Services
                    Citigroup Global Markets
                    Commonwealth Financial
                    IFMG Securities
                    ING Advisors Network
                    Legg Mason
                    Lincoln Financial Advisors
                    Linsco Private Ledger
                    Merrill Lynch
                    Morgan Stanley
                    Mutual Service Corporation
                    National Financial
                    NPH Holdings
                    PFS Investments
                    Piper Jaffray
                    Raymond James
                    RBC Dain Rauscher
                    Securities America
                    SunTrust Bank
                    UBS Financial
                    Uvest Financial Services
                    Wachovia Securities
                    Wells Fargo

Although the Funds may use brokers or other financial intermediaries who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its


21


assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund


22


shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


23


Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

TYPES OF COMPANIES OR COUNTRIES

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company or international company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


24


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Large Cap Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Effective December 15, 2004, the Fund is changing its name to reflect this investment strategy and is adopting a policy that, under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000R Growth Index. While the market capitalizations of companies in the Russell 1000R Growth Index ranged from $525 million to almost $354 billion as of September 30, 2004, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Fund also may:

o  invest up to 20% of its net assets in convertible securities;

o  invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o  invest up to 5% of its net assets in rights or warrants;

o  invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Premier Growth Fund.

ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of


25


the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o  invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward currency exchange contracts;

o  enter into forward commitments;

o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;

o  write covered call and put options;

o  purchase and sell put and call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o  make loans of portfolio securities of up to 25% of its total assets; and

o  enter into repurchase agreements of up to 25% of its total assets.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Mid-Cap Growth Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "mid-capitalization companies" are those that, at the time of investment have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $525 million to $14.7 billion as of September 30, 2004. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase."

The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o  write exchange-traded covered call options on up to 25% of its total assets;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o  make secured loans of portfolio securities of up to 25% of its total assets;
and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

Prior to February 1, 2002, the Fund was known as The Alliance Fund.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Small Cap Growth Portfolio seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For purposes on this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2004, there were approximately 4,863 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $4.3 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.


26


The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

Prior to November 3, 2003, the Fund was known as AllianceBernstein Quasar Fund.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Global Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies.

In implementing its policies, the Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their growth potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.

Effective December 15, 2004, the Fund will no longer be prohibited from investing more than 25% of its total assets in foreign securities. After that date, the Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

The Fund normally invests substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities. The Fund also may invest in U.S. Government Securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;

o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts.

o  enter into swap transactions;

o  invest up to 10% of its total assets in warrants;

o  invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.; and

o  make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Technology Fund.

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND

AllianceBernstein Global Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.


27


In implementing its policies, the Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation opportunities. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

Effective December 15, 2004, the Fund will no longer be prohibited from investing more than 40% of its total assets in foreign securities. After that date, the Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund will no longer be subject to limitations on the amount of investments in issuers in any one foreign country, previously not more than 25%, or in issuers located in emerging market countries, previously not more than 5%.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o  purchase or sell forward currency exchange contracts;

o  enter into forward commitments for the purchase or sale of securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o  make secured loans of portfolio securities of up to 20% of its total assets;
and

o  enter into repurchase agreements.


28


Prior to December 15, 2004, the Fund was known as AllianceBernstein Health Care Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Global Research Growth Fund seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge.

Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the senior sector analyst-managers is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

Stock selection within each market sector is the responsibility of a senior industry analyst-manager for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the US and abroad. Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors.

The Fund normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Fund to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. The Fund's market capitalization allocation, like its country allocation, is a by-product of the stock selection process. Alliance expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Fund also may invest in securities of companies in emerging markets.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

As a matter of fundamental policy, the Fund may not invest 25% or more of its total assets in the same industry. As a matter of fundamental policy, the Fund may not make loans to other persons except that the Fund may lend its portfolio securities in accordance with its investment policies in amounts up to 33 1/3% of its total assets taken at market value.

The Fund also may:

o  purchase and sell futures contracts and options on futures contracts;

o  purchase and sell options;

o purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o  invest up to 10% of its net assets in illiquid securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein International Growth Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and thus may be changed without a shareholder vote. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-US analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. Typically, these companies are leaders in their industry, with optimistic business models, experienced management teams, and above-average earnings growth prospects.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within


29


the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), none of which may be the United States.

The Fund also may invest in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o  invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

o purchase and write put and call options on foreign currencies for hedging purposes;

o  purchase or sell forward contracts;

o  enter into forward commitments;

o  enter into standby commitment agreements;

o  enter into currency swaps for hedging purposes;

o  make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o invest in the securities of other investment companies, including exchange-traded funds.

o  make secured loans of portfolio securities of up to 30% of its total assets;
and

o  enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Prior to May 13, 2005, the Fund was known as AllianceBernstein Worldwide Privatization Fund.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an under-


30


lying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

AllianceBernstein Global Research Growth Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the


31


outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Large Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Research Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Large Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Research Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. AllianceBernstein Global Research Growth Fund will not purchase or sell any options on securities if, immediately after acquisition, the aggregate acquisition prices of all options held by the Fund (in terms of premiums paid) would be greater than 15% of the Fund's net assets.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

AllianceBernstein Global Technology Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options purchased or written by the AllianceBernstein Global Research Growth Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. The aggregate acquisition cost of all options on securities and such options on interest rate futures and other financial instruments purchased by the Fund for purposes other than hedging may not exceed 15% of the Fund's assets.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


32


The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive


33


interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored


34


depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Global Health Care Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for AllianceBernstein Global Health Care Fund and AllianceBernstein Global Research Growth Fund and 5% for AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund. Illiquid securities generally include:
(i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the


35


borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of poten-


36


tial downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security under-lying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not 50% with respect to AllianceBernstein International Growth Fund of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper


37


and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion of the assets of AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insol-


38


vency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between one year or less and 30 years in the case of each Fund that invests in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2004 totaling approximately $539 billion (of which approximately $118 billion represented assets of investment companies). As of December 31, 2004, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states,


39


for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 125 separate investment portfolios, currently have approximately 6.7 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                               Fee as a percentage of               Fiscal
Fund                          average daily net assets*           Year Ending
----                          -------------------------           -----------
AllianceBernstein Large
  Cap Growth Fund                         .82%                      7/31/04
AllianceBernstein Growth
  Fund                                    .75%                      7/31/04
AllianceBernstein Mid-Cap
  Growth Fund                             .71%                      7/31/04
AllianceBernstein Small Cap
  Growth Portfolio                        .84%                      7/31/04
AllianceBernstein Global
  Technology Fund                         .83%                      7/31/04
AllianceBernstein Global
  Health Care Fund                        .85%                      6/30/04
AllianceBernstein Global
  Research Growth Fund                      0%                      6/30/04
AllianceBernstein International
  Growth Fund                             .87%                      6/30/04

* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Team, which is responsible for management of all of the Adviser's Large Cap Growth accounts. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's Large Cap Growth accounts, Mr. Thomas G. Kamp, Senior Vice President of Alliance Capital Management Corporation ("ACMC"), a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of, and has oversight and trading responsibilities for, the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm since prior to 1999. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for three years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Small Cap Growth Investment Team, comprised of senior Small Cap Growth Team members. The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm since prior to 1999. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm since prior to 1999. Mr. Fidel is a member of the Adviser's Global Heath Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth sector analyst-managers, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.


40


Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior analyst-manager for that sector. The sector analyst-managers rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth sector analyst-managers, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The sector analyst-managers include: Norman Fidel, Jane E. Schneirov, Gina M. Griffin, Janet Walsh, Thomas A. Schmitt and Francis Suozzo.

The Portfolio Oversight Group includes: Paul Rissman, Christopher Toub, Michael Baldwin and Daniel Nordby.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title                   Financial Occupation During
Underlying Investment Team              the Past Five (5) Years
-------------------------------------------------------------------------------
Gaiti Ali; since 2005;                  Senior Vice President of ACMC with
Senior Vice President of ACMC;          which she has been associated
Global Emerging Growth                  since prior to 2000.
Investment Team

Edward Baker III; since 2002; Senior    Senior Vice President and Chief
Vice President of ACMC; Global          Investment Officer-Emerging
Emerging Growth Investment Team         Markets of ACMC with which he
                                        has been associated since prior to 2000.

Michael Levy; since 2003; Senior        Senior Vice President of ACMC with
Vice President of ACMC; Global          which he has been associated
Emerging Growth Investment Team         since prior to 2000.

Paul Rissman; since 2005; Executive     Executive Vice President of ACMC
Vice President of ACMC;                 with which he has been associated
International Large Cap Growth          since prior to 2000.
Investment Team

Christopher Toub; since 2005;           Executive Vice President of ACMC
Executive Vice President of ACMC;       with which he has been associated
International Large Cap Growth          since prior to 2000.
Investment Team

Stephen Beinhacker; since 2005;         Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated
International Large Cap Growth          since prior to 2000.
Investment Team

James Pang; since 2005; Senior          Senior Vice President of ACMC with
Vice President of ACMC;                 which he has been associated
International Large Cap Growth          since prior to 2000.
Investment Team

Robert Scheetz; since 2005;             Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated
International Large Cap Growth          since prior to 2000.
Investment Team

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS.

Institutional accounts. In addition to its support in managing the assets of AllianceBernstein Large Cap Growth Fund, the Large Cap Growth team currently has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Large Cap Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Large Cap Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap Growth Team has managed the Historical Portfolios. As of June 30, 2004 the assets in the Historical Portfolios totaled approximately $24,307 million from 201 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which is a lower fee than the advisory fee historically associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Large Cap Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Large Cap Growth Fund. Expenses associated with the distribution of share classes of AllianceBernstein Large Cap Growth Fund in accordance with the plan adopted by AllianceBernstein Large Cap Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset


41


weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000R Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000(R) Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000(R) Growth Index do not reflect the deduction of any fees. If AllianceBernstein Large Cap Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000(R) Growth Index, AllianceBernstein Large Cap Growth Fund's performance relative to the index would be reduced by AllianceBernstein Large Cap Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Large Cap Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate the Large Cap Growth Team's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Large Cap Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                Large Cap     Large Cap
                 Growth        Growth                                   Russell
                   Fund         Fund                                    1000(R)
                 (Class A   (Class A with   Historical     S&P 500       Growth
                  at NAV)     Sales Load)   Portfolios      Index        Index
                 --------   -------------   ----------     --------      ------
One year           8.19%         3.58%         7.49%        10.87%        6.30%
Three years       -3.54%        -4.92%        -2.21%         3.58%       -0.18%
Five years       -11.36%       -12.13%        -8.61%        -2.30%       -9.29%
Ten years          9.81%         9.33%        11.48%        12.07%        9.59%

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO.

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments - Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


42


SCHEDULE OF INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIO*

                                                                 MSCI
                                Historical Portfolio          World Index
                                   Total Return**           Total Return***
                                --------------------        ---------------
Year Ended December 31:
2004                                    12.89%                   15.25%
2003                                    32.95%                   33.76%
2002                                   (18.69)%                 (19.54)%
2001                                   (14.44)%                 (16.52)%
2000                                    (0.13)%                 (12.92)%
1999                                    44.57%                   25.34%
1998                                    26.15%                   24.80%
1997                                     8.67%                   16.23%
1996                                    14.43%                   14.00%
1995                                    42.85%                   21.32%
1994                                     5.43%                    5.58%
1993                                    19.47%                   23.13%
1992                                     9.34%                   (4.66)%
Cumulative total return
  for the period October 25,
  1991 (inception of the
  Historical Portfolio) to
  December 31, 2004                    398.30%                  188.51%

* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**   Net of all fees charged on the Class AX shares.

***  Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                     Historical                MSCI World
                                     Portfolio+                   Index
                                     -----------               -----------
One Year                                12.89%                   15.25%
Three Years                              6.87%                    7.44%
Five Years                               0.84%                   -2.05%
Ten Years                               12.95%                    8.53%
Since October 25, 1991
  (inception of the
  Historical Portfolio)                 12.96%                    8.38%++

+    Historical Portfolio returns are of the Class AX shares and are net of all fees.

++   Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violations of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the AllianceBernstein Premier Growth and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. Ac-


43


cording to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Growth Funds except for the AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for the AllianceBernstein Mid-Cap Growth Fund.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market timing and late trading in the District of Maryland.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

Alliance and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the Commission of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The Commission has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The Commission and the National Association of Securities Dealers, Inc. ("NASD") have issued subpoenas to Alliance in connection with this matter and Alliance has provided documents and other information to the Commission and the NASD and is cooperating fully with the investigations. On March 11, 2005, discussions commenced with the NASD that Alliance believes will conclude these investigations.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount


44


of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Growth Funds' shares or other adverse consequences to the AllianceBernstein Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Growth Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and plan recordkeepers may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the


45


Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $500 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


46


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request. Financial highlights are not provided for Class R shares for AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Health Care Fund and AllianceBernstein International Growth Fund and Class K and Class I shares for all Funds because these shares had not commenced distribution prior to the date of this Prospectus.


47


                                                               Income from Investment Operations
                                                     ----------------------------------------------------
                                                                             Net Gains
                                        Net Asset                           or Losses on
                                          Value,                             Investments      Total from
                                        Beginning      Net Investment      (both realized     Investment
Fiscal Year or Period                   of Period      Income (Loss)(a)    and unrealized)    Operations
---------------------                  -----------   ------------------   ----------------   ------------
AllianceBernstein Large Cap
Growth Fund

Class A
Year ended 7/31/04                      $15.58            $(.15)(f)              $.85             $.70
12/1/02 to 7/31/03#                      15.07             (.10)                  .61              .51
Year ended 11/30/02                      20.24             (.19)                (4.98)           (5.17)
Year ended 11/30/01                      29.51             (.19)                (6.43)           (6.62)
Year ended 11/30/00                      35.82             (.26)                (3.69)           (3.95)
Year ended 11/30/99                      27.50             (.28)                 9.21             8.93

Class R
11/03/03### to 7/31/04                  $16.59            $(.20)(f)            $ (.14)          $ (.34)

AllianceBernstein Growth Fund

Class A
Year ended 7/31/04                      $26.18            $(.31)(f)           $  3.18          $  2.87
11/1/02 to 7/31/03#                      22.56             (.21)                 3.83             3.62
Year ended 10/31/02                      27.40             (.28)                (4.56)           (4.84)
Year ended 10/31/01                      52.42             (.22)               (19.10)          (19.32)
Year ended 10/31/00                      56.32             (.17)                 3.71             3.54
Year ended 10/31/99                      47.17             (.15)                13.01            12.86

AllianceBernstein Mid-Cap
Growth Fund

Class A
Year ended 7/31/04                      $ 4.46            $(.06)(f)             $ .98            $ .92
12/1/02 to 7/31/03#                       3.70             (.03)                  .79              .76
Year ended 11/30/02                       4.79             (.04)                (1.05)           (1.09)
Year ended 11/30/01                       5.83             (.04)                 (.71)            (.75)
Year ended 11/30/00                       7.55             (.04)                (1.04)           (1.08)
Year ended 11/30/99                       5.97             (.03)                 2.00             1.97

AllianceBernstein Small Cap
Growth Portfolio

Class A
Year ended 7/31/04                      $17.30            $(.33)(f)           $  2.73          $  2.40
10/1/02 to 7/31/03#                      13.34             (.24)                 4.20             3.96
Year ended 9/30/02                       16.25             (.30)                (2.61)           (2.91)
Year ended 9/30/01                       30.76             (.35)               (11.46)          (11.81)
Year ended 9/30/00                       23.84             (.38)                 7.30             6.92
Year ended 9/30/99                       22.27             (.22)                 2.80             2.58

AllianceBernstein Global
Technology Fund

Class A
Year ended 7/31/04                    $  47.44          $  (.72)(f)           $  2.42          $  1.70
12/1/02 to 7/31/03#                      43.48             (.54)                 4.50             3.96
Year ended 11/30/02                      67.05             (.87)               (22.70)          (23.57)
Year ended 11/30/01                      95.32             (.82)               (21.17)          (21.99)
Year ended 11/30/00                     111.46            (1.35)               (10.75)          (12.10)
Year ended 11/30/99                      68.60             (.99)                49.02            48.03

Class R
11/03/03### to 7/31/04                $  54.17          $  (.77)(f)           $ (4.32)         $ (5.09)

AllianceBernstein Global
Health Care Fund

Class A
Year ended 6/30/04                    $  10.37          $  (.12)(f)           $  1.38          $  1.26
Year ended 6/30/03                        9.86             (.10)                  .61              .51
Year ended 6/30/02                       11.20             (.12)                (1.22)           (1.34)
Year ended 6/30/01                       12.40             (.11)                (1.00)           (1.11)
8/27/99## to 6/30/00                     10.00             (.06)(b)              2.46             2.40

AllianceBernstein Global
Research Growth Fund

Class A
Year ended 6/30/04                    $  11.33          $  (.01)(f)           $  2.68          $  2.67
7/22/02## to 6/30/03                     10.00             (.01)(f)              1.34             1.33

AllianceBernstein
International Growth
Fund

Class A
Year ended 6/30/04                      $ 8.38            $ .05(f)             $ 2.76           $ 2.81
Year ended 6/30/03                        8.19              .02                   .17              .19
Year ended 6/30/02                        8.76             (.03)                 (.54)            (.57)
Year ended 6/30/01                       13.57              .02                 (3.45)           (3.43)
Year ended 6/30/00                       11.84             (.04)                 2.83             2.79

                                                         Less Dividends and Distributions
                                       -------------------------------------------------------------------
                                        Dividends      Distributions
                                        from Net       in Excess of             Tax         Distributions
                                       Investment      Net Investment        Return of          from
Fiscal Year or Period                    Income            Income             Capital       Capital Gains
---------------------                  -----------   ------------------   ---------------   --------------
AllianceBernstein Large Cap
Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                 $0.00            $0.00
12/1/02 to 7/31/03#                       0.00             0.00                  0.00             0.00
Year ended 11/30/02                       0.00             0.00                  0.00             0.00
Year ended 11/30/01                       0.00             0.00                  0.00            (2.38)
Year ended 11/30/00                       0.00             0.00                  0.00            (2.36)
Year ended 11/30/99                       0.00             0.00                  0.00             (.61)

Class R
11/03/03### to 7/31/04                   $0.00            $0.00                 $0.00            $0.00

AllianceBernstein Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                 $0.00            $0.00
11/1/02 to 7/31/03#                       0.00             0.00                  0.00             0.00
Year ended 10/31/02                       0.00             0.00                  0.00             0.00
Year ended 10/31/01                       0.00             0.00                  0.00            (5.70)
Year ended 10/31/00                       0.00             0.00                  0.00            (7.44)
Year ended 10/31/99                       0.00             0.00                  0.00            (3.71)

AllianceBernstein Mid-Cap
Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                 $0.00            $0.00
12/1/02 to 7/31/03#                       0.00             0.00                  0.00             0.00
Year ended 11/30/02                       0.00             0.00                  0.00             0.00
Year ended 11/30/01                       0.00             0.00                  0.00             (.29)
Year ended 11/30/00                       0.00             0.00                  0.00             (.64)
Year ended 11/30/99                       0.00             0.00                  0.00             (.39)

AllianceBernstein Small Cap
Growth Portfolio

Class A
Year ended 7/31/04                       $0.00            $0.00                 $0.00            $0.00
10/1/02 to 7/31/03#                       0.00             0.00                  0.00             0.00
Year ended 9/30/02                        0.00             0.00                  0.00             0.00
Year ended 9/30/01                        0.00             0.00                  0.00             (.72)
Year ended 9/30/00                        0.00             0.00                  0.00             0.00
Year ended 9/30/99                        0.00             0.00                  0.00            (1.01)

AllianceBernstein Global
Technology Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                 $0.00           $ 0.00
12/1/02 to 7/31/03#                       0.00             0.00                  0.00             0.00
Year ended 11/30/02                       0.00             0.00                  0.00             0.00
Year ended 11/30/01                       0.00             0.00                  0.00            (5.86)
Year ended 11/30/00                       0.00             0.00                  0.00            (4.04)
Year ended 11/30/99                       0.00             0.00                  0.00            (5.17)

Class R
11/03/03### to 7/31/04                   $0.00            $0.00                 $0.00           $ 0.00

AllianceBernstein Global
Health Care Fund

Class A
Year ended 6/30/04                       $0.00            $0.00                 $0.00           $ 0.00
Year ended 6/30/03                        0.00             0.00                  0.00             0.00
Year ended 6/30/02                        0.00             0.00                  0.00             0.00
Year ended 6/30/01                        0.00             0.00                  0.00             (.08)
8/27/99## to 6/30/00                      0.00             0.00                  0.00             0.00

AllianceBernstein Global
Research Growth Fund

Class A
Year ended 6/30/04                      $ (.01)           $0.00                 $0.00          $  (.76)
7/22/02## to 6/30/03                      0.00             0.00                  0.00             0.00

AllianceBernstein
International Growth
Fund

Class A
Year ended 6/30/04                       $(.04)           $0.00                 $0.00            $0.00
Year ended 6/30/03                        0.00             0.00                  0.00             0.00
Year ended 6/30/02                        0.00             0.00                  0.00             0.00
Year ended 6/30/01                        0.00             0.00                  0.00            (1.37)
Year ended 6/30/00                        0.00             0.00                  0.00            (1.06)


Please refer to the footnotes on page 50.


48


                                            Less Distributions
                                    ---------------------------------
                                                           Total           Net Asset
                                    Distributions        Dividends           Value,
                                     in Excess of           and              End of            Total
Fiscal Year or Period               Capital Gains      Distributions         Period          Return (c)
---------------------               --------------    ---------------   ---------------   ---------------
AllianceBernstein Large Cap
Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                $16.28             4.49%
12/1/02 to 7/31/03#                       0.00             0.00                 15.58             3.38
Year ended 11/30/02                       0.00             0.00                 15.07           (25.54)
Year ended 11/30/01                       (.27)           (2.65)                20.24           (24.90)
Year ended 11/30/00                       0.00            (2.36)                29.51           (11.91)
Year ended 11/30/99                       0.00             (.61)                35.82            33.13

Class R
11/03/03### to 7/31/04                   $0.00            $0.00                $16.25            (2.05)%

AllianceBernstein Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00                $29.05            10.96%
11/1/02 to 7/31/03#                       0.00             0.00                 26.18            16.05
Year ended 10/31/02                       0.00             0.00                 22.56           (17.66)
Year ended 10/31/01                       0.00            (5.70)                27.40           (40.50)
Year ended 10/31/00                       0.00            (7.44)                52.42             5.96
Year ended 10/31/99                       0.00            (3.71)                56.32            28.69

AllianceBernstein Mid-Cap
Growth Fund

Class A
Year ended 7/31/04                       $0.00            $0.00             $    5.38            20.63%
12/1/02 to 7/31/03#                       0.00             0.00                  4.46            20.54
Year ended 11/30/02                       0.00             0.00                  3.70           (22.76)
Year ended 11/30/01                       0.00             (.29)                 4.79           (13.64)
Year ended 11/30/00                       0.00             (.64)                 5.83           (15.73)
Year ended 11/30/99                       0.00             (.39)                 7.55            35.37

AllianceBernstein Small Cap
Growth Portfolio

Class A
Year ended 7/31/04                       $0.00            $0.00                $19.70            13.87%
10/1/02 to 7/31/03#                       0.00             0.00                 17.30            29.69
Year ended 9/30/02                        0.00             0.00                 13.34           (17.91)
Year ended 9/30/01                       (1.98)           (2.70)                16.25           (41.42)
Year ended 9/30/00                        0.00             0.00                 30.76            29.03
Year ended 9/30/99                        0.00            (1.01)                23.84            11.89

AllianceBernstein Global
Technology Fund

Class A
Year ended 7/31/04                       $0.00            $0.00              $  49.14             3.58%
12/1/02 to 7/31/03#                       0.00             0.00                 47.44             9.11
Year ended 11/30/02                       0.00             0.00                 43.48           (35.15)
Year ended 11/30/01                       (.42)           (6.28)                67.05           (24.90)
Year ended 11/30/00                       0.00            (4.04)                95.32           (11.48)
Year ended 11/30/99                       0.00            (5.17)               111.46            74.67

Class R
11/03/03### to 7/31/04                   $0.00            $0.00              $  49.08            (9.40)%

AllianceBernstein Global
Health Care Fund

Class A
Year ended 6/30/04                       $0.00            $0.00              $  11.63            12.15%
Year ended 6/30/03                        0.00             0.00                 10.37             5.17
Year ended 6/30/02                        0.00             0.00                  9.86           (11.96)
Year ended 6/30/01                        (.01)            (.09)                11.20            (9.10)
8/27/99## to 6/30/00                      0.00             0.00                 12.40            24.00

AllianceBernstein Global
Research Growth Fund

Class A
Year ended 6/30/04                       $0.00           $ (.77)             $  13.23            23.86%
7/22/02## to 6/30/03                      0.00             0.00                 11.33            13.30

AllianceBernstein
International Growth
Fund

Class A
Year ended 6/30/04                       $0.00           $ (.04)               $11.15            33.57%
Year ended 6/30/03                        0.00             0.00                  8.38             2.32
Year ended 6/30/02                        0.00             0.00                  8.19            (6.51)
Year ended 6/30/01                        (.01)           (1.38)                 8.76           (26.81)
Year ended 6/30/00                        0.00            (1.06)                13.57            24.26

                                                           Ratios/Supplemental Data
                                  -------------------------------------------------------------------------
                                                        Ratio of          Ratio of Net
                                    Net Assets,         Expenses          Income (Loss)
                                  End of Period         to Average         to Average          Portfolio
Fiscal Year or Period             (000's omitted)       Net Assets         Net Assets        Turnover Rate
---------------------             ---------------    ---------------    -----------------    ---------------
AllianceBernstein Large Cap
Growth Fund

Class A
Year ended 7/31/04                  $1,550,292             1.58%(d)              (.90)%(f)          61%
12/1/02 to 7/31/03#                  1,757,243             1.89*                (1.08)*             60
Year ended 11/30/02                  2,098,623             1.73                 (1.09)              93
Year ended 11/30/01                  3,556,040             1.53                  (.83)             135
Year ended 11/30/00                  4,817,131             1.44                  (.71)             125
Year ended 11/30/99                  4,285,490             1.50                  (.85)              75

Class R
11/03/03### to 7/31/04                  $   10             1.70%*(d)            (1.08)%*(f)         61%

AllianceBernstein Growth Fund

Class A
Year ended 7/31/04                 $   951,903             1.51%(d)             (1.05)%(f)          53%
11/1/02 to 7/31/03#                    835,657             1.66*                (1.18)*             29
Year ended 10/31/02                    715,438             1.49                 (1.04)              41
Year ended 10/31/01                    874,604             1.28                  (.61)             115
Year ended 10/31/00                  1,656,689             1.14                  (.30)              58
Year ended 10/31/99                  1,441,962             1.18                  (.28)              62

AllianceBernstein Mid-Cap
Growth Fund

Class A
Year ended 7/31/04                 $   610,854             1.25%(d)             (1.06)%(f)         135%
12/1/02 to 7/31/03#                    540,843             1.45*                (1.11)*             75
Year ended 11/30/02                    469,570             1.34                 (1.03)             183
Year ended 11/30/01                    686,445             1.22                  (.69)             226
Year ended 11/30/00                    856,956             1.04                  (.55)              86
Year ended 11/30/99                  1,128,166             1.06                  (.41)              97

AllianceBernstein Small Cap
Growth Portfolio

Class A
Year ended 7/31/04                    $185,906             1.85%(d)             (1.67)%(f)          94%
10/1/02 to 7/31/03#                    184,378             2.32*                (1.95)*             94
Year ended 9/30/02                     156,340             1.92                 (1.71)              98
Year ended 9/30/01                     232,456             1.79                 (1.58)             109
Year ended 9/30/00                     458,008             1.68(e)              (1.39)             160
Year ended 9/30/99                     517,289             1.69(e)               (.90)              91

AllianceBernstein Global
Technology Fund

Class A
Year ended 7/31/04                  $1,112,174             1.65%(d)             (1.36)%(f)          80%
12/1/02 to 7/31/03#                  1,186,488             2.24*                (1.95)*            127
Year ended 11/30/02                  1,096,744             1.85                 (1.64)             117
Year ended 11/30/01                  1,926,473             1.58                 (1.08)              55
Year ended 11/30/00                  2,650,904             1.50                  (.98)              46
Year ended 11/30/99                  2,167,060             1.68(e)              (1.11)              54

Class R
11/03/03### to 7/31/04               $      23             1.73%*(d)            (1.42)%*(f)         80%

AllianceBernstein Global
Health Care Fund

Class A
Year ended 6/30/04                $     55,079             1.82%(d)             (1.07)%(f)          34%
Year ended 6/30/03                      56,077             2.06                 (1.12)               8
Year ended 6/30/02                      63,973             1.85                 (1.13)               9
Year ended 6/30/01                      76,827             1.73                  (.90)               8
8/27/99## to 6/30/00                    55,412             1.92*(d)              (.67)*(b)          26

AllianceBernstein Global
Research Growth Fund

Class A
Year ended 6/30/04                $     20,562             1.50%(d)              (.16)%(f)          85%
7/22/02## to 6/30/03                         1             1.70*(d)              (.07)*(f)          62

AllianceBernstein
International Growth
Fund

Class A
Year ended 6/30/04                    $202,899             1.89%(d)               .49%(f)           50%
Year ended 6/30/03                     163,406             2.29                   .23               29
Year ended 6/30/02                     183,160             2.10                  (.40)              43
Year ended 6/30/01                     245,873             1.81                   .14               42
Year ended 6/30/00                     394,665             1.74(e)               (.31)              67


49


#     Change in fiscal year end.

##    Commencement of operations.

###   Commencement of distributions.

*     Annualized.

(a)   Based on average shares outstanding.

(b)   Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in
(e) below, would have been as follows:

                                     1999       2000      2001      2002      2003     2004
                                         -----        -----      -----      -----       ----      ----
AllianceBernstein
Large Cap Growth Fund
  Class A                              --        --         --        --        --      1.76%
  Class R                              --        --         --        --        --      1.95%*

AllianceBernstein
Growth Fund
  Class A                              --        --         --        --        --      1.52%

AllianceBernstein
Mid-Cap Growth Fund
  Class A                              --        --         --        --        --      1.26%

AllianceBernstein
Small Cap Growth Fund
  Class A                              --        --         --        --        --      2.01%

AllianceBernstein Global
Technology Fund
  Class A                              --        --         --        --        --      1.81%
  Class R                              --        --         --        --        --      1.97%*

AllianceBernstein Global
Health Care Fund
  Class A                              --      1.96%*       --        --        --      1.93%

AllianceBernstein Global
Research Growth Fund
  Class A                              --        --         --        --     19.19%*    7.68%

AllianceBernstein
International Growth
Fund
  Class A                              --        --         --        --        --      2.04%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

Portfolio                                1999                          2000
---------                                ----                          ----
AllianceBernstein
Small Cap Growth
  Class A                                1.68%                         1.67%

AllianceBernstein
Global Technology
Fund
  Class A                                1.66%

AllianceBernstein
International Growth
Fund
  Class A                                  --                          1.73%


(f)   Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.


50



For more information about the Funds, the following documents are available upon request:

o  Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   Alliance Global Investor Services
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                               SEC File No.
----                                                               ------------
AllianceBernstein Large Cap Growth Fund                              811-06730
AllianceBernstein Growth Fund                                        811-05088
AllianceBernstein Mid-Cap Growth Fund                                811-00204
AllianceBernstein Small Cap Growth Portfolio                         811-01716
AllianceBernstein Global Technology Fund                             811-03131
AllianceBernstein Global Health Care Fund                            811-09329
AllianceBernstein Global Research Growth Fund                        811-21064
AllianceBernstein International Growth Fund                          811-08426

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


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